Alpha Architect Tail Risk ETF
Schedule of Investments
December 31, 2023 (Unaudited)

		Shares	Value
EXCHANGE TRADED FUNDS - 64.6%
Alpha Architect 1-3 Month Box ETF(a)(b)(f)		1,050,000	$110,407,500
TOTAL EXCHANGE TRADED FUNDS (Cost $106,206,175)			110,407,500

OPTIONS PURCHASED - 62.5%(c)(d)(g)	Notional Amount	Contracts
Call Options - 19.9%
S&P 500 Index, Expiration: 03/15/2024; Exercise Price: $4,000.00	$197,947,945	415	33,949,427
Total Call Options			33,949,427

Put Options - 42.6%
S&P 500 Index
Expiration: 01/05/2024; Exercise Price: $4,750.00	194,609,064	408	583,440
Expiration: 01/19/2024; Exercise Price: $2,200.00	197,470,962	414	2,070
Expiration: 02/16/2024; Exercise Price: $2,200.00	1,653,223,078	3,466	25,995
Expiration: 02/16/2024; Exercise Price: $2,000.00	199,378,894	418	2,090
Expiration: 03/15/2024; Exercise Price: $8,000.00	95,873,583	201	63,287,865
Expiration: 03/15/2024; Exercise Price: $5,000.00	197,947,945	415	8,587,234
Expiration: 03/15/2024; Exercise Price: $2,200.00	778,436,256	1,632	53,040
Expiration: 04/19/2024; Exercise Price: $2,200.00	1,167,654,384	2,448	220,320
Total Put Options			72,762,054
TOTAL OPTIONS PURCHASED (Cost $109,076,070)			106,711,481

SHORT-TERM INVESTMENTS - 0.1%		Shares
Money Market Funds - 0.1%
First American Government Obligations Fund - Class X, 5.30%(a)		99,188	99,188
TOTAL SHORT-TERM INVESTMENTS (Cost $99,188)			99,188

TOTAL INVESTMENTS - 127.2% (Cost $215,381,433)			$217,218,169
Liabilities in Excess of Other Assets - (27.2)%			(46,512,636)
TOTAL NET ASSETS - 100.0%			$170,705,533

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c) Exchange-traded.
(d) 100 shares per contract.
(e) The rate shown represents the 7-day effective yield as of December 31, 2023.
(f) Affiliated Fund.
(g) Purchased option contracts are held in connection with corresponding written option contracts. See the Schedule of Written Options for further information.

Alpha Architect Tail Risk ETF
Schedule of Options Written
December 31, 2023 (Unaudited)

OPTIONS WRITTEN - (27.2)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.7)%
S&P 500 Index, Expiration: 03/15/2024; Exercise Price: $5,000.00	$(197,947,945)	(415)	$(1,223,594)
Total Call Options			(1,223,594)

Put Options - (26.5)%
S&P 500 Index
Expiration: 01/05/2024; Exercise Price: $4,800.00	(194,609,064)	(408)	(1,570,800)
Expiration: 02/16/2024; Exercise Price: $2,200.00	(389,218,128)	(816)	(6,120)
Expiration: 03/15/2024; Exercise Price: $7,000.00	(95,873,583)	(201)	(43,424,040)
Expiration: 03/15/2024; Exercise Price: $4,000.00	(197,947,945)	(415)	(300,746)
Total Put Options			(45,301,706)
TOTAL OPTIONS WRITTEN (Premiums recieved $47,967,427)			$(46,525,300)

Percentages are stated as a percent of net assets.

(a) Exchange-traded.
(b) 100 shares per contract.

ALPHA ARCHITECT TAIL RISK ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Exchange-traded options (other than FLEX Options) are valued at the mean of the last quoted bid and ask prices at 4:00 p.m. eastern time as provided by a third-party pricing service from the primary exchange or the board of trade on which such options are traded. Exchange-traded options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid and Offer (“NBBO”) pricing information provided by the pricing services.

FLEX Options will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when a FLEX Option has a same-day market trading price at the official close of that exchange’s trading day, this same-day market trading price will be used for the FLEX Option value instead of the exchange’s model-based price.

Any options which share all the same contractual terms or are only different due to a de minimis difference in such options strike price shall share the same valuation (a “Substantially Similar Option”). A de minimis difference shall mean a difference in the strike price of Substantially Similar Options which is $0.01 or less. When two or more Substantially Similar Options are determined to share the same valuation pursuant to this paragraph the value determined for the Substantially Similar Option which is a FLEX Option shall be used to value each such Substantially Similar Option. Any in the money Substantially Similar Options shall share the same value except they may be adjusted by up to $0.01 to reflect the difference of the amount of moneyness of each Substantially Similar Option.

No option prices adjusted per the policies above shall fall outside the last quoted bid and ask prices at 4:00 p.m. eastern time. Notwithstanding anything to the contrary above, any expired cash settled option shall be valued at its intrinsic value.

An option may be fair valued when: (i) the option does not trade on the valuation date and a reliable last quoted bid and ask price at the valuation time is not readily available or (ii) the Fund’s Adviser, Discretionary Sub-Adviser (if applicable), or Fund management does not believe the prices provided by the pricing services or exchange reflect the current market value of such option.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary     responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value

ALPHA ARCHITECT TAIL RISK ETF

pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments*
Exchange Traded Funds	$110,407,500	$—	$—	$110,407,500
Options Purchased	—	106,711,481	—	106,711,481
Money Market Funds	99,188	—	—	99,188
Total Investments in Securities	$110,506,688	$106,711,481	$—	$217,218,169

Other Financial Instruments*
Options Written	$—	$(46,525,300)	$—	$(46,525,300)
Total Other Financial Instruments	$—	$(46,525,300)	$—	$(46,525,300)

*	For further detail on each asset class, see the Schedule of Investments.

During the fiscal year ended December 31, 2023, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

ALPHA ARCHITECT TAIL RISK ETF

TRANSACTIONS WITH AFFILIATES
The Alpha Architect Tail Risk ETF's (the “Fund”) transactions with affiliates represent holdings for which the Fund and the underlying Alpha Architect ETF has the same investment adviser and fund sponsor. The Fund had the following transactions with such affiliated Alpha Architect ETF during the fiscal period ended December 31, 2023:

Alpha Architect 1-3 Month Box ETF
Value, Beginning of Period	$107,308,800
Purchases	1,559,600
Proceeds from Sales	—
Net Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	1,539,100
Value, End of Period	$110,407,500
Dividend Income	$—

Shares, Beginning of Period	1,035,000
Number of Shares Purchased	15,000
Number of Shares Sold	—
Shares, End of Period	1,050,000